UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:   June 9, 1997


                               TYREX OIL COMPANY
                              -------------------
             (Exact name of registrant as specified in its charter)


       Wyoming                     09358                   83-0245581
---------------------         -----------------       -------------------
(State of                     (Commission              (I.R.S. Employer
Organization)                 File Number)             Identification No.)


                             777 No. Overland Trail
                        Suite 101, Post Office Box 2459
                                  Casper, Wyoming
                          -------------------------------
                    (Address of principal executive offices
                    including Zip Code)


Registrant's telephone number, including area code:  (307) 234-4260



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Item 7.  Financial Statements.
------------------------------

      Financial Statements of Businesses Acquired Included Herewith:

      Interim Balance Sheets - (Unaudited)
            March 31, 1997 and 1996
      Interim Statements of Operations and Retained Earnings (Deficit) - (Unaudited)
            Three Months Ended March 31, 1997 and 1996
      Interim Statements of Cash Flows - (Unaudited)
            Three Months Ended March 31, 1997 and 1996
      Notes to Interim Financial Statements

      Pro Forma Financial Statements and pro forma financial information will be filed within 60 days from the date hereof.



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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                          TYREX OIL COMPANY



                                    By: /s/ Tom N. Richardson
                                       ---------------------------------
                                          Tom N. Richardson, President


Date:  June 9, 1997

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                                    ITEM 7.

                     Kimbrough Computer Sales, Inc. d.b.a.


                                      3SI
                     Solution, System & Service Integration


                          INTERIM FINANCIAL STATEMENTS


                       Three Months Ended March 31, 1997


                                  (UNAUDITED)

                                      3SI
                     Solution, System & Service Integration
                             INTERIM BALANCE SHEETS
                            March 31, 1997 and 1996

                                  (UNAUDITED)
                                                    1997            1996
                                                    ----            ----
ASSETS:
CURRENT ASSETS:
   Cash and cash equivalents                  $     28,024   $   151,639
   Accounts receivable - trade, net              2,563,676     3,303,476
   Inventories                                     399,817       464,110
   Other current assets                             89,754       107,927
                                               -----------    ----------
      TOTAL CURRENT ASSETS                       3,081,271     4,027,152

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment                   556,213       759,257
   Less: Accumulated depreciation and
    amortization                                  (214,825)     (451,012)
                                                ----------    ----------
      PROPERTY, PLANT AND EQUIPMENT, NET           341,388       308,245

OTHER ASSETS                                        20,400        20,600
                                               -----------    ----------

TOTAL ASSETS                                   $ 3,443,059   $ 4,355,997
                                                 =========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
   Revolving line of credit with a bank         $1,175,000    $1,350,000
   Current portion of capital lease                 21,534        19,318
   Accounts payable (Note 2)                     1,775,551     2,164,596
   Customer deposits                                90,780       161,120
   Accrued liabilities                             281,397       172,495
                                                 ---------     ---------
      TOTAL CURRENT LIABILITIES                  3,344,262     3,867,529

LONG-TERM DEBT                                      72,796        94,861

COMMITMENTS (Note 3)                                 -             -

STOCKHOLDERS' EQUITY:
   Common stock - authorized 50,000 shares
      of no par value; issued and
      outstanding 300 shares                        30,000        30,000
   Retained earnings (deficit)                      (3,999)      363,607
                                                 ---------     ---------
      TOTAL STOCKHOLDERS' EQUITY                    26,001       393,607
                                                 ---------     ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $3,443,059    $4,355,997
                                                 =========     =========





See accompanying notes to interim financial statements

                                      3SI
                     Solution, System & Service Integration
        INTERIM STATEMENTS OF OPERATIONS and RETAINED EARNINGS (DEFICIT)
                   Three Months Ended March 31, 1997 and 1996

                                  (UNAUDITED)

                                                       1997        1996
                                                       ----        ----

NET SALES                                        $ 5,061,519  $4,500,613

COST OF GOODS SOLD                                 3,470,949   3,553,113
ROYALTY  EXPENSE                                      75,938      67,897
                                                   ---------   ---------

GROSS MARGIN                                       1,514,632     879,603

SELLING GENERAL AND ADMINISTRATIVE EXPENSES        1,563,514     840,842
                                                   ---------   ---------

OPERATING INCOME (LOSS)                              (48,882)     38,764

OTHER INCOME (EXPENSE):
      Interest income                                  2,580       6,997
      Interest expense                               (48,546)    (65,427)
      Other income                                     1,786       3,283
                                                   ---------   ---------
         Total other income (expense)                (44,180)    (55,147)
                                                   ---------   ---------

NET LOSS                                             (93,062)    (16,383)


DIVIDENDS DECLARED                                   (23,903)    (23,903)

RETAINED EARNINGS, BEGINNING                          12,966     403,893
                                                   ---------   ---------

RETAINED EARNINGS (DEFICIT), ENDING               $   (3,999) $  363,607
                                                   ==========   ========







See accompanying notes to interim financial statements.

                                      3SI
                     Solution, System & Service Integration
                        INTERIM STATEMENTS OF CASH FLOWS
                   Three Months Ended March 31, 1997 and 1996

                                  (UNAUDITED)

                                                       1997        1996
                                                       ----        ----

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                           $ (93,062)  $ (16,383)
Adjustments to reconcile net loss to net cash
   provided (used) by operating activities:
   Depreciation and amortization                      26,940      23,902
   Changes in operating assets and liabilities:
      Accounts receivable                          1,974,232     808,220
      Inventories                                   (113,607)    (38,919)
      Other assets                                     1,299     (13,976)
      Accounts payable                            (1,909,242)   (797,170)
      Other liabilities                              123,139     (23,634)
                                                  ----------    --------
      NET CASH PROVIDED (USED)
       BY OPERATING ACTIVITIES                         9,699     (57,960)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of furniture, fixtures and equipment        (1,479)       -
                                                  ----------    --------
      NET CASH USED IN INVESTING ACTIVITIES           (1,479)       -

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term debt                            (3,459)     (4,636)
Revolving line of credit, net                           -           -
Dividends paid                                       (23,903)    (23,903)
                                                  ----------    --------
      NET CASH USED BY FINANCING ACTIVITIES          (27,362)    (28,539)
                                                  ----------    --------

NET DECREASE IN CASH                                 (19,142)    (86,499)
CASH AND CASH EQUIVALENTS,
 BEGINNING OF PERIOD                                  47,166     238,138
                                                   ---------    --------
CASH AND CASH EQUIVALENTS, END OF PERIOD          $   28,024   $ 151,639
                                                    ========     =======




Supplemental Cash Flow Disclosures:
   Cash paid during the period for interest        $  35,915   $  64,807
                                                    ========     =======





See accompanying notes to interim  financial statements.

                                      3SI
                     Solution, System & Service Integration
                     NOTES TO INTERIM FINANCIAL STATEMENTS
                                 March 31, 1997

                                  (UNAUDITED)

Note 1.  Basis of Presentation

   The accompanying unaudited interim financial statements at March 31, 1997 have been prepared in accordance with generally accepted accounting principles and include, in management's opinion, all adjustments necessary to fairly present the financial position, results of operations and cash flows for the interim periods covered by such statements. The unaudited interim financial statements are not necessarily indicative of the results expected for the full year.

   Certain information and footnote disclosures have been omitted or condensed. It is suggested that the unaudited financial statements and notes thereto included in this Report should be read in conjunction with the audited financial statements.

Note 2.  Subsequent Events

   Subsequent to year-end, one of the Company's significant vendors converted approximately $500,000 of its outstanding open account balance to a 12-month note payable in weekly installments of $10,970 including interest at 9.5%.

Note 3.   Dividends and Royalties

   The Company pays royalties and makes distributions in the form of dividends to satisfy royalty and notes payable to the former shareholders of Kimbrough Computer Sales, Inc.

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